Exhibit 99.1

15th Annual ICR Xchange Miami, FL - January 2013

Disclaimer This communication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may”, “will”, “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,“ “guidance,” “outlook,” “could, “ “should,” “continue” and similar terms used in connection with statements regarding the outlook of Ruth’s Hospitality Group, Inc., (the “Company”, “Ruth’s Chris Steak House”, “Mitchell’s Fish Market”, “Ruth’s Hospitality” or any subsidiary or division of Ruth’s Hospitality Group). Such statements include, but are not limited to, statements about the Company’s: expected financial performance and operations, expected costs, the competitive environment, future financing plans and needs, overall economic condition and its business plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: market volatility, risks from food safety or food-borne illness, the impact of negative publicity surrounding our restaurants or the consumption of beef or seafood, the impact on revenues of shifts in customers tastes, our ability to compete with other restaurant concepts who may have greater financial, marketing and other resources, supply shortages, increased food, beverage, labor or other costs, significant disruptions in the supply of food and beverages by our suppliers, labor shortages or increases in labor costs/benefits, federal/state/local regulations, operational shortcomings of our franchisees that may be affect or reputation and brand, reduced royalty revenues from our franchisees, litigation, restrictions from our senior credit agreement that may restrict our ability to operate our business and pursue other business strategies, a potential impairment in the carrying value of our goodwill or other intangible assets, economic downturns and the impact on consumer spending habits, failure or weakness of our internal controls, and other risks and uncertainties listed from time to time in the Company’s reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. Except as may be required by applicable law, Ruth’s Hospitality Group assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 25, 2011, or as supplemented in the Company’s subsequently filed periodic reports, which are available at www.sec.gov and at www.rhgi.com.

Leading restaurant company focused on upscale dining Iconic upscale steak house brand celebrating 47 years as segment leader Consistently recognized and awarded for high quality food, special occasion dining, and customer service Nation’s Restaurant News - #1 Consumer Picks Survey across all segments National footprint with growing international presence Upscale casual seafood restaurant founded in 1998 Creative offerings with high flavor profile
Natural complement to Steak House business Well positioned to take advantage of growth in seafood consumption

National Footprint with Significant Growth Opportunities 6 2 2 13 1 1/2 5 3 9 3 3 4 3 1 5 14/4 4 NJ 6 MD 2 DC 2 1 RI 3 2 1/1 1 2/4/1 3/1 2/4/2 4/2 3 1 1/1 CT 5 RCSH/MFM/MSH San Juan, Puerto Rico Cancun, Mexico Cabo San Lucas, Mexico Toronto, Canada Mississauga, Canada Edmonton, Canada Calgary, Canada Niagara Falls, Canada Kaohsiung, Taiwan Taichung, Taiwan Taipei, Taiwan Tokyo, Japan Queensway, Hong Kong Hong Kong Dubai (2) Aruba El Salvador Singapore Int’l Sites (Franchise) System-wide Restaurants Company-Owned Mgmt Contract Franchise-Owned Total Ruth’s Chris Steak House 64 1 72 137 Mitchell’s Fish Market / Steakhouses 22 0 0 22 Total 86 1 72 159

Founded in 1965 from one location with the purchase of Chris Steak House in New Orleans by Ruth Fertel Made famous by serving sizzling USDA Prime steaks on 500º plates Today, “The Sizzle” defines the brand attributes of the company The Story of Ruth's Chris

Comfortable, elegant and classically American with a touch of whimsy The Secret Behind the Sizzle

Highest food quality Prepared to exacting standards The Secret Behind the Sizzle

Passionate Hospitality The Secret Behind the Sizzle

Uncompromising Service The Secret Behind the Sizzle

Some of the Rewards from the Sizzle

Unique business model in the upscale steakhouse segment 30 franchisees operating in 22 states and 9 countries Provides approximately $12– $13 million in annual royalty fees Allows system growth without additional company capital 40 50 60 70 80 90 100 2008 2009 2010 2011 2012 2013-17 Existing New +6 +6 +1 +2 +4 13 commitments without signed leases Franchise Location Trend Great Brand and Strong Franchisees +16

Niagara Falls – Opened December 2012

Ruth’s Chris Strategic Initiatives Focused on growing revenues across our three core segments through traffic before using price Special Occasion  Corporate Business Core Guests/Regular Customers Using product offerings to broaden consumer relevance Ruth’s Classics Happy Hour/Beverage programs Satellite broadcast for meetings Selective use of TV for brand focused communication Re-investing through targeted remodels and relocations
Catering Private Dining - Women in Business

Segment Overview Upscale-casual seafood restaurant founded in 1998 by Cameron Mitchell Restaurants Acquired by Ruth’s Hospitality in 2008 19 locations in 8 states All are company-owned  Creative fresh seafood with a high flavor profile

Earning the Right to Grow Profitable and contributing to Ruth’s Hospitality Group earnings New management focused on improving consistency of execution and unit level economics before accelerating growth  Leveraging high guest loyalty Consistent high scores for food taste and quality 1/3 of customers are “heavy” users (>8x/yr) which is nearly double that of its peers

Increasing Consumer Awareness High quality, satisfaction, and loyalty scores Mitchell’s trails peers in awareness Applying Ruth’s Chris expertise to increase banquet/corporate dining Marketing initiatives Broaden menu appeal with innovative surf and “turf” offerings Smaller unit base requires enhanced local marketing and increased social media efforts

Financial Highlights

Consistent Revenue and Traffic Growth Sales Continue To Rebound From 2009 Lows $310.0 $320.0 $330.0 $340.0 $350.0 $360.0 $370.0 $380.0 $390.0 $400.0 2008 2009 2010 2011 -12.4% +3.8% +4.7% ($MM)

Consistent Revenue and Traffic Growth Encouraging Same Store Sales Trends Continue 10 consecutive quarters of revenue gains, 11 quarters of traffic gains at RCSH New management driving improving trends at MFM  Sales growth continues into the fourth quarter -4% -2% 0% 2% 4% 6% 8% 10% Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 RCSH MFM Year/Year Change in Comp Store Sales Year to Date RCSH up 5.1%  MFM up 2.1%

Significant Improvement to Capital Structure in Q1 2012 Redeemed BRS preferred shares for $60.2MM Highly accretive Eliminated $2.5MM annual preferred dividend Reduced diluted share count by 20% Removed “overhang” Financed with recently renegotiated credit facility Incremental interest expense significantly less than dividend obligation Debt pay down continues $69MM in debt as of Q3 2012, down from $81MM balance in Q1

Investing in the Future – New Locations Recently Opened/Anticipated Locations Cherokee, NC opened May 2012 Cincinnati, OH opened Oct 2012 Las Vegas, NV – scheduled for Jan 2013 Denver, CO – anticipated 1H 2013 Actively evaluating additional opportunities for 2013-2014 23 0 5 10 15 2000 2001 2002 2003 2005 2006 2007 2008 2009 2010 2011 2012 Vintage of Current Restaurants Franchise Company # of Locations

Investing in the Future – Remodels and Relocations  Over 1/3 of company locations have been remodeled /refreshed in the last two years Relocation Portland, OR was successfully relocated in 2011 resulting in initial sales growth of over 40%  Houston, TX scheduled to be relocated in 1H 2013

Early Thoughts on 2013 Optimistic, but unsure about where the consumer is heading Beef cost inflation still a risk Supply fundamentals remain weak Expect inflation again in 2013, still uncertain at what rate  Affordable Care Act does not appear to be a major headwind for RUTH Currently offer benefits to employees who work more than 20 hours Company benefits subsidy exceeds 60% actuarial value  Some exposure to coverage of pre-existing conditions

Strategy to Create Shareholder Value  Leverage Strong Competitive Positioning Over $65 million in free cash flow generated in last eight quarters Create Significant Financial Flexibility Priorities for Capital Allocation
Investing in Growth Investing in new units Remodels/Relocations Investments in other strategic initiatives Returning Capital Paying down debt Additional share repurchases? Dividends? Multiple Options Remain to Creating Shareholder Value

Proven business model for over 47 years Stable franchise base generates steady and profitable revenue stream Consistent traffic and revenue growth Improved capital structure Disciplined use of capital
Positioned for future growth opportunities Through both franchise and company-owned locations Investment Summary

Question and Answer Period